Taxation	6 Months Ended
Jun. 30, 2022
Income Tax Disclosure [Abstract]
Taxation	Taxation
Income tax expense for the period from January 1, 2022 through February 22, 2022 (Predecessor) was $2 million, and for the period from February 23, 2022 through June 30, 2022 (Successor) was $9 million (six months ended June 30, 2021: $11 million).
The income tax expense of $2 million for the period from January 1, 2022 through February 22, 2022 (Predecessor), and $9 million for the period from February 23, 2022 through June 30, 2022 (Successor) was primarily due to ordinary taxes in the UK, US and Saudi Arabia, and movements in our Uncertain Tax Positions. The effective tax rate has moved from 0.1% for the period from January 1, 2022 through February 22, 2022 (Predecessor) to (39%) for the period from February 23, 2022 through June 30, 2022 (Successor) due to the non-taxable nature of the reorganization-related items and tax exemption granted or losses incurred in certain jurisdictions.
Seadrill Limited is incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which Seadrill's subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in other jurisdictions. Thus, we may pay tax within some jurisdictions even though we might have losses in others.
Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.
The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2017 for an aggregate amount equivalent to $124 million including interest and penalties. As a positive development in relation to the earlier years' assessments, the first tier judicial court has ruled in favor of Seadrill. However, an appeal has since been filed by the tax authorities to the second tier judicial court. The relevant group companies are robustly contesting these assessments including filing the relevant appeals to the tax authorities and counter-appeal to the higher court.
The Norwegian tax authorities have issued an assessment with respect to our 2016 tax return for an aggregate amount equivalent to $17 million including interest and penalties. The relevant group company is robustly contesting the assessment including filing relevant appeal.
The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the previous Chapter 11 proceedings, with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria.
The Kuwaiti tax authorities have issued a series of assessments with respect to our returns for years up to 2015 for an aggregate amount equivalent to $12 million including interest and penalties. The relevant group company is robustly contesting these assessments including filing relevant appeals.
The Mexican tax authorities have issued a series of assessments with respect to our returns for certain years up to 2014 for an aggregate amount equivalent to $82 million, including interest and penalties. The relevant group companies are robustly contesting these assessments including filing relevant appeals.
An adverse outcome on these proposed assessments, although considered unlikely, could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.